UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 8, 2011

PSM Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Main Street, Roswell, NM	88201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01          Financial Statements and Exhibits

On August 8, 2011, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fidelity Mortgage Company, a Colorado corporation (“Fidelity”), the closing of which was affective August 1, 2011.  At closing, Fidelity was merged into United Community Mortgage Corporation (“UCMC”) a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary.  The shareholders of Fidelity received 1,785,714 shares of our common stock in exchange for all the outstanding shares of Fidelity. A report on Form 8-K disclosing the transaction was filed with the Commission on August 12, 2011. The following audited financial statements of Fidelity and pro-forma financial information required pursuant to this item for this transaction are included with this amended report. Pursuant to the terms of the merger agreement and prior to closing, Fidelity spun-off certain of its assets and liabilities into a newly formed entity unrelated to us. The effect of the merger on net income of Fidelity is reflected in the pro-forma adjustments set forth in the pro-forma statement of operations included with this report. Management believes that these changes will result in increased profitability of Fidelity’s operations as a result of this merger.

(A)	Financial statements of businesses acquired

Fidelity Mortgage Company
Independent Auditor's Report – June 15, 2011
Balance Sheet at September 30, 2010 and 2009
Statement of Operations and Retained Earnings for the years ended September 30, 2010 and 2009
Statements of Cash Flows for the years ended September 30, 2010 and 2009
Notes to Financial Statements

Balance Sheet at June 30, 2011 (Unaudited) and September 30, 2010
Statement of Operations for the nine months ended June 30, 2011 and 2010 (Unaudited)
Statement of Shareholders’ Equity for the nine months ended June 30, 2011 (Unaudited)
Statements of Cash Flows for the nine months ended June 30, 2011 and 2010 (Unaudited)
Notes to Financial Statements (Unaudited)

(B)	Pro-forma financial information (page 16)

Pro-forma financial information required by this item is included in this amended report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: October 20, 2011	By:	/s/ Ron Hanna
Ron Hanna, President

(A)	Financial statements of businesses acquired

Fidelity Mortgage Company
Financial Statements
For the Year Ended
September 30, 2010 and 2009

Table of Contents

Independent Auditor's Report	1
Financial Statements	
Balance Sheet	2
Statement of Operations and Retained Earnings	3
Statement of Cash Flows	4
Notes to Financial Statements	5

Blair
and
Associates P.C.
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

June 15, 2011

Board of Directors
Fidelity Mortgage Company
Grand Junction, Colorado 81501

We have audited the accompanying balance sheet of Fidelity Mortgage Company as of September 30, 2010 and 2009, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Mortgage Company as of September 30, 2010 amd 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Blair and Associates, P.C.
Blair and Associates, P.C.

-1-

Collice P. Blair, Jr., CPA, CFE

105 S.E. Frontier, Suite A • Cedaredge, Colorado 81413
Phone 970/856-7550 • Fax 970/856-2122
peteblaircpa@yahoo.com
www.BandACPAS.com

MEMBERS
Colorado Society CPA's
American Institute of CPA's
Association of Certified
Fraud Examiners

Fidelity Mortgage Company
Balance Sheet
September 30, 2010 and 2009

	2010	2009
Assets		
Current Assets		
Cash and cash equivalents	$ 14,656	$ 259,010
Loan fees receivable	38,963	46,330
Income tax refund	1,800	67
Note receivable	77,143	73,273
Total current assets	132,562	378,680
Other Assets		
Investment Property	529,900	529,900
Property and Equipment		
Furniture, fixtures and equipment	624,270	624,270
Building	30,306	30,306
Less: Accumulated depreciation	(503,273)	(435,268)
Net property and equipment	151,303	219,308
Total assets	$ 813,765	$ 1,127,888
Liabilities and Stockholders' Equity		
Current Liabilities		
Accrued payables - pension plan	$ 279	$ 49,928
Notes payable	1,181,898	188,000
Bank loan payable	451,293	455,000
Accounts payable	5,822	23,275
Accrued expenses	11,131	9,768
Current deferred income taxes payable	-	-
Total current liabilities	1,650,423	725,971
Deferred income taxes	13,750	13,750
Total liabilities	1,664,173	739,721
Stockholders' equity		
Common stock, 50,000 shares authorized, 11,900 shares issued and understanding, no par value	71,140	71,140
Less: Treasury Stock	(1,000,000)	-
Retained earnings	78,452	317,027
Total stockholders' equity	(850,408)	388,167
Total liabilities and stockholders' equity	$ 813,765	$ 1,127,888

2

	2010	2009
Revenue		
Loan placement fees	1,637,299	2,942,009
Other revenue	389,366	943,910
Total revenue	2,026,665	3,885,919
Expenses		
Compensation and related expenses	1,414,260	2,759,918
General administrative	564,852	718,724
Loan closing	104,747	203,715
Marketing	88,089	157,861
Depreciation	68,005	73,452
Total expenses	2,239,953	3,913,670
Net income from operations	(213,288)	(27,751)
Other income (expenses)		
Interest income	436	727
Interest expense	(25,723)	(3,334)
Loss on sale of assets	-	(136,076)
Net other income (expenses)	(25,287)	(138,683)
Net income before income taxes	(238,575)	(166,434)
Income tax expense	-	(7,844)
Net income	(238,575)	(174,278)
Retained earnings - beginning	317,027	491,305
Dividends paid	-	-
Retained earnings - ending	$ 78,452	$ 317,027

3

Fidelity Mortgage Company
Statements of Cash Flows for the Year Ended
September 30, 2010 and 2009

	2010	2009
Cash Flows Operating Activities
Net income (loss)	$(213,288)	$(27,751)
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	68,005	73,452
Decrease an advance to employees	-	-
Increase deferred income tax		1,961
(Increase) decrease in accounts receivable and other	5,634	95,290
Increase (decrease) in accounts payable	(17,453)	31,337
Increase (decrease) in pension plan	(49,649)	(10,987)
(Increase) decrease in income taxes		(7,844)
Increase in accrued expenses	1,363	7,208
Net cash (used) provided by operating activities	(205,388)	162,666

Cash flows from investing activities
Increase in notes receivable	(3,870)	4,927
Sale of property	-	(136,076)
Investment Income	436	727
Interest expense	(25,723)	(3,334)
Loan proceeds	-	455,000
Acquisition of property for investment purpose	-	(529,900)
Acquisition of property and equipment	-	(13,608)
Net cash (used) by investing activities	(29,157)	(222,264)

Cash flows from financing activities
Loan proceeds	-	188,000
Dividends	(9,809)	-
Net cash provided by financing activities	(9,809)	188,000
Net increase (decrease) in cash and cash equivalents	(244,354)	128,402

Cash and cash equivalents - beginning	259,010	130,608

Cash and cash equivalents - ending	$14,656	$259,010

Supplemental cash flow disclosures
Cash paid for:
Interest	25,723	3,334
Income taxes	-	8,146

Items not effecting cash flows: Purchase of treasury stock on a note for $1,000,000.

Note A - Summary of Significant Accounting Policies

A summary of significant accounting policies follows:

Revenue Recognition

Equipment

Loan placement fees

Cash equivalents

The company considers all highly liquid investments with an original maturity of less than three months as cash equivalents.

Deferred income taxes

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reports' amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note B - Related Party Transactions

During the year, certain amounts were received from shareholders for working capital purposes and certain amounts were paid to the shareholder. There is an amount owed to various shareholders and related companies of $ 77,143. The Company paid rental expenses to FMC Properties, LLC for 2010 and 2009 of $ 219,982 and $ 259,446 which is owned by James Pulsipher and Venett Pulsipher.

- 5 -

Note C - Commitments and Contingencies

Note D - Concentrations of Credit Risk

Fidelity Mortgage Company maintains its bank accounts with two financial institutions. Cash in these accounts, are insured up to $ 250,000. At September 30, 2009, the company's cash balance in the financial institution was $ 259,010, of which all was insured under FDIC.

Note E - Income taxes

The provision benefit for income taxes consists of the following components:

	2010	2009 .
Current	$ -0-	$ 8,146
Deferred	-0-	(302)
	$ -0-	$ 7,844

The income tax provision differs from the expense that would result from applying federal statutory rates to income before income taxes because certain expenses are not deductible for tax purposes.

The federal income tax returns of the Company for 2009 and 2008 are being amended by by the IRS, and is under the appeals process.

Note F - Advertising

The company expenses advertising costs as they are incurred. For the year ending 2010 and 2009 total costs were $ 88,089 and $ 157,861, respectively.

Note G - Operating Leases

The company has six auto leases for a combined monthly payment of $ 7,659. These leases are normally on a three to four year lease, with an average lease payments yearly of $ 91,903 for 2011 and 2012.

Note H - Pension Plan

The company has a defined contribution plan that covers substantially all full-time employees. The company will contribute 3% of pay for eligible employees and discretionary contributions up to 5.7% of pay. Employers can voluntarily contribute 25% up to $ 14,000. Contributions to the plan for 2010 and 2009 were $ -0- and $ 49,404.

- 6 –

Note I –**Property and Equipment**

The following is a detail of the property and equipment owned at September 30, 2010:

	2010	2009
Building improvements	$ 30,306	$ 30,306
Office equipment	249,917	249,917
Office furniture	374,353	374,353
	654,576	654,576
Less: accumulated depreciation	(503,273)	(435,268)
Total	$ 151,303	$ 219,308

Note J –Bank Loan- Traded Vacant Lots

The company has a bank loan with Bank of Colorado for $ 454,859, secured by investment property, (Note C) with interest at 6.00% interest rate, with a balloon payment of $ 454,859 on May 27, 2012.

Note K –**Note Payable**

The Company has a note with Universal Lending, which is secured on the Investment property of a note balance of $ 188,000 with 0% interest. The note is payable as lots are sold on Investment property.

Note L –**Investment Property**

The Company purchased investment property in 2009 for $ 529,900 which is secured by a bank loan of $ 451,293 and a loan payable of $ 188,000.

Note M –**Treasury Stock**

Year	Principal	Interest
2011	$ 69,169	$ 52,951
2012	79,915	53,310
2013	84,844	48,381
2014	90,077	43,148
2015	95,633	37,592
2016 - 2020	574,260	91,863
	$ 993,898	$ 327,245

- 7 -

FIDELITY MORTGAGE COMPANY
BALANCE SHEET

	June 30	September 30,
	2011	2010
	(UNAUDITED)
ASSETS
Current Assets:
Cash and cash equivalents	$254,980	$14,656
Loan fees receivable	39,761	38,963
Income tax refund	1,800	1,800
Notes receivable	1,169,812	77,143
Total Current Assets	1,466,353	132,562

Property and Equipment:
Furniture, fixtures and equipment	606,448	624,270
Building improvements	30,306	30,306
Less - accumulated depreciation	(596,456)	(503,273)
Property and Equipment - Net	40,298	151,303

Other Assets
Investment property	361,312	529,900

Total Assets	$1,867,963	$813,765

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable - pension plan	$-	$279
Accounts payable	68,481	5,822
Accrued expenses	-	11,131
Bank loan payable	451,293	451,293
Notes payable	1,942,136	1,181,898
Related party advances	85,809	-
Total Current Liabilities	2,547,719	1,650,423

Deferred income taxes	-	13,750

Total Liabilities	2,547,719	1,664,173

Stockholders' Equity
Common stock, 50,000 shares authorized, 11,900 shares issued and outstanding, no par value	71,140	71,140
Less Treasury stock	(1,000,000)	(1,000,000)
Retained earnings	249,104	78,452
Total Stockholders' Equity	(679,756)	(850,408)

Total Liabilities and Stockholders' Equity	$1,867,963	$813,765

The accompanying notes are an integral part of these unaudited financial statements.

FIDELITY MORTGAGE COMPANY
STATEMENT OF OPERATIONS
(UNAUDITED)

	For the nine months ended June 30,
	2011	2010
Revenues
Loan placement fees	$427,013	$1,738,767
Other revenue	1,541,464	-
Total revenue	1,968,477	1,738,767

Operating expenses
Selling, general & administrative expenses	1,672,833	1,783,453
Depreciation	10,863	11,227
Total operating expenses	1,683,696	1,794,680

Net income (loss) from operations	284,781	(55,913)

Other income (expense)
Interest income	193	355
Interest expense	(84,723)	(38,820)
Other	(29,599)	1,067
Total other income (expense)	(114,129)	(37,398)

Provision for income tax	-	-

Net profit (loss)	$170,652	$(93,311)

The accompanying notes are an integral part of these unaudited financial statements.

FIDELITY MORTGAGE COMPANY
STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED JUNE 30, 2011
(UNAUDITED)

	Common stock		Treasury	Retained
	Shares	Amount	Stock	Earnings	Total

Balance - September 30, 2010	11,900	$71,140	$(1,000,000)	$78,452	$(850,408)
Net profit	-	-	-	170,652	170,652
Balance - June 30, 2011	11,900	$71,140	$(1,000,000)	$249,104	$(679,756)

The accompanying notes are an integral part of these unaudited financial statements.

FIDELITY MORTGAGE COMPANY
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the nine months ended June 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net profit (loss)	$170,652	$(93,311)
Adjustments to reconcile net profit (loss) to cash cash used by operating activities:
Depreciation	10,863	11,227
Decrease in loan fees receivable	(798)	46,330
Increase in income tax refund	-	(398)
Increase in notes receivable	(1,092,669)	(46,447)
Decrease in accounts payable	62,380	(73,203)
Decrease in accrued expenses	(11,131)	(7,793)
Decrease in deferred income taxes	(13,750)	(13,750)
Net cash used in operating activities	(874,454)	(177,345)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash proceeds from sale of property and equipment	100,142	63,975
Proceeds from Investment property	168,588	-
Net cash provided by investing activities	268,730	63,975

CASH FLOWS FROM FINANCING ACTIVITIES
Cash payments of notes payable	760,238	-
Cash poceeds frm notes payable	-	2,016
Cash proceeds from shareholder	85,809	-
Net cash provided by financing activities	846,048	2,016

Net increase (decrease) in cash and cash equivalents	240,324	(111,355)

Cash and cash equivalents - beginning of the period	14,656	259,010

Cash and cash equivalents - end of the period	$254,980	$147,655

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$114,322	$38,820
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

Fidelity Mortgage Company
Notes to the Financial Statements
June 30, 2011
(UNAUDITED)

Note A -	Summary of Significant Accounting Policies

Fidelity Mortgage Company, (the “Company”) is a Colorado corporation formed in October 1987. The Company’s operations consist primarily of originating mortgage loans and selling them in the secondary market for a placement fee. Substantially all customers are from the Grand Junction, Colorado area.

The following summary of significant accounting policies of the Company is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are the representation of the Company’s management who is responsible for their integrity and objectivity. The financial statements of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) is the accepted standard-setting body for establishing accounting and financial reporting principles.

Use of Estimates
Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Accordingly, actual results could differ from those estimates.  Significant estimates include the value of other non-current assets, estimated depreciable lives of property, plant and equipment, estimated valuation of deferred tax assets due to net operating loss carry-forwards and estimates of uncollectible amounts of loans and notes receivable.

Cash and Cash Equivalents
For the purposes of the statement of cash flows, cash and cash equivalents include cash on hand and cash in checking and savings accounts, and all investment instruments with an original maturity of three months or less.

Loan Fees Receivable
Loan fees receivable represent fees earned on closed loans charged to customers that the Company has not yet received payment. Loan fees receivable are stated at the amount management expects to collect from balances outstanding at period-end. The Company estimates the allowance for doubtful accounts based on an analysis of specific accounts and an assessment of the customer’s ability to pay.

Notes Receivable
Notes receivable are stated at the unpaid principal balance. Interest income is recognized in the period in which it is earned.

Property and equipment
Property and equipment is stated at cost and is depreciated using the straight-line method over useful lives of 5-10 years for equipment and 30 years for the building.

Revenue Recognition
The Company’s revenue is derived primarily from loan placement fees. The revenue is recognized once the loan is closed and fees are earned.

Loan placement fees
The Company has contractual relationships with investors to sell the loans the Company originates at the time the loan is closed. Commitment fees collected and origination fees are recognized at the time the loan is closed and subsequently transferred to the investor.

Deferred income taxes
Deferred income taxes are provided for timing differences related to certain income and expense items which are recognized for financial accounting purposes in one period and for tax purposes in another period. For tax purposes, the cash basis of accounting is used and depreciation is recorded using income tax regulations.

Note B -	Related Party Transactions

During the year, certain amounts were received from shareholders for working capital purposes and certain amounts were paid to the shareholder. There is an amount owed from various shareholders and related companies of $85,809, and the Company owed various shareholders and other related companies $954,789. The Company paid rental expenses to the shareholders for the nine months ended June 30, 2011 and 2010 amounting to & $9,000 and $197,462, respectively.

Note C -	Commitments and Contingencies

Loans originated by the company are assigned to another sponsoring mortgage company (sponsor) who provides the funding at closing. The Company has an obligation to repurchase mortgage loans from the sponsor if they do not meet certain criteria. At June 30, 2011, the management of Fidelity Mortgage Company believed they had complied with all the necessary criteria, and were not aware of any claims on those closed loans.

Note D -	Concentrations of Credit Risk

Fidelity Mortgage Company maintains its bank accounts with two financial institutions. Cash in these accounts, are insured up to $250,000. At June 30, 2011, the Company's cash balance in the financial institution was $323,200, all of which was insured under FDIC.

Note E -	Income taxes

Deferred income tax expense consists of the following at June 30, 2011:	$-
Current income tax expense	119,823
Deferred income tax expense prior	$119,823
Total deferred income tax expense

Note F -	Advertising

The Company expenses advertising costs as they are incurred. For the nine months ended June 30, 2011 and 2010, the total costs were $72,916 and $60,423.

Note G -	Operating Leases

The Company has six auto leases and an equipment lease for a combined monthly payment of $7,659. These leases are normally on a three to four year lease. The Company recorded an expense for auto leases amounting $64,181 and $81,024 for the nine months ended June 30, 2011 and 2010, respectively.

Note H -	Notes Receivable

There are various notes receivables that interest and principle is due on a monthly basis with interest rates ranging from 6.38% to 16%. These payments are collected monthly and are paid to those individuals or shareholders who hold the note.

Note I -	Investment Property and Related Obligations

The Company purchased an investment property in 2009 for $529,000 which is secured by a bank loan of $451,293 and a loan payable of $188,000. The Company obtained a bank loan of $455,000, secured by investment property, with monthly interest payments of $2,155 at 6.0% interest rate, with a balloon payment of $451,293 due on May 27, 2012. As of June 30, 2011, Note payable to the bank amounted to $451,293.

Note J -	Notes Payable

The Company executed several promissory notes payable to investors, bearing monthly payments ranging from $17 to $1,984, annual interest rate ranging from 6.75% to 16%, and note secured by the assets of the Company. The balance due on the promissory notes on June 30, 2011 was $1,942,136. The Company recorded interest expense of $84,723 and $38,820 on the note to investors for the nine months ended June 30, 2011 and 2010, respectively.

Note K -	Treasury Stock

The Company purchased treasury stock from Venette Pulsipher in the amount of $1,000,000 to buy out her ownership interest in the Company. A note payable to Venetta Pulsipher was created with a balance of $1,000,000 at 6% interest and monthly payments of $11,102 for 120 months, maturing in August 2020. Principal and interest payments for the years ended September 30, 2011 are as follows:

Year	Principal	Interest

2011	$51,877	$39,713
2012	79,915	53,310
2013	84,844	48,431
2014	90,077	43,148
2015	95,633	37,592
2016-2020	574,260	91,863
	$976,606	$314,057

Note L -	Subsequent Events

On August 8, 2011, the Company entered into a merger agreement to merge into United Community Mortgage Corporation (UCMC) effective August 1, 2011. Pursuant to the terms of the merger agreement and prior to closing effective August 1, 2011, the Company spun-off certain of its assets and liabilities into a newly formed entity unrelated to UCMC. The Company merged all of its assets and liabilities at closing, and it’s shareholders received in exchange 1,785,714 shares of common stock of PSM Holdings, Inc. As of October 19, 2011,  no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

(B)  Pro-forma financial information

PSM Holdings, Inc. and Subsidiaries
Unaudited Pro-forma Financial Information

The following presents our unaudited pro-forma financial information. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Fidelity Mortgage Company as if the transaction occurred on June 30, 2011. The pro-forma statements of operations give effect to the business acquisitions of Fidelity Mortgage Company, as if the acquisitions had occurred at July 1, 2010. The pro-forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro-forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. The information set forth below should be read together with the significant notes and assumptions to the pro-forma statements, and the PSM Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2011, and the audited financial statements of Fidelity Mortgage Company for the years ended September 30, 2010 and 2009, including the notes thereto, and the unaudited financial statements of Fidelity Mortgage Company for the nine months ended June 30, 2011 including the notes thereto, included in this Form 8-K/A.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA BALANCE SHEET
(UNAUDITED)
JUNE 30, 2011

	Historical
	Acquirer	Acquiree	Pro-forma Adjustments
	PSM Holdings	Fidelity Mortgage	Debit		Credit	Pro-Forma
ASSETS
Current Assets:
Cash & cash equivalents	$21,470	$254,980		A1	254,980	$19,265
			7,795	A2
				C1	10,000

Accounts receivable, net	40,768	39,761		A1	39,761	81,696
			40,928	A2

Prepaid expenses	192,000	1,800		A1	1,800	192,000
Mortgage note receivable		1,169,812		A1	1,169,812

Other assets	4,202	-				4,202
Total current assets	258,440	1,466,353				297,163

Property and equipment, net	25,321	40,298		A1	40,298	64,412
			39,091	A2

Intangible assets, net	1,595,576		412,186	A2		2,007,762
Customer list	-	-	750,000	A2		750,000
Loan receivable	88,898					88,898
Employee advances	152,155					152,155
Note receivable	360,000					360,000
Investment property	-	361,312		A1	361,312	-
Security deposits	8,375	-				8,375
Total Assets	$2,488,765	$1,867,963				$3,728,765

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$134,797	$68,481	68,481	A1		$134,797
Accrued liabilities	39,028	-				39,028
Notes payable	-	1,027,946	1,027,946	A1		-
Bank loan payable		451,293	451,293	A1		-
Accrued stock payable	778,000	-				778,000
Total current liabilities	951,825	1,547,720				951,825

Long-term Liabilities:
Due to related party	120,000	-				120,000
Total long-term liabilities	120,000	-				120,000

Total Liabilities	1,071,825	1,547,720				1,071,825

Stockholders' Equity:
Common stock	18,614	71,140	71,140	A1		20,400
				A2	1,786
Treasury stock	(22,747)	-				(22,747)
Additional paid in capital	11,281,710	-		A2	1,248,214	12,529,924
Retained earnings (deficit)	(9,860,637)	249,103	249,103	A1		(9,870,637)
			10,000	C1

Total stockholders' equity	1,416,940	320,243				2,656,940

Total Liabilities and Stockholders' Equity	$2,488,765	$1,867,963	$3,127,963		$3,127,963	$3,728,765

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2011
(UNAUDITED)

	Historical
	Acquirer	Acquiree	Pro Forma Adjustments
	PSM Holdings	Fidelity Mortgage	Debit		Credit	Pro Forma

Revenues	$3,863,446	$2,657,575				$6,521,021

Operating expenses				A3	457,358
Selling, general & administrative	5,896,999	2,497,540	10,000	C1		7,947,181

Depreciation and amortization	81,002	14,605	75,000	A4		170,607

Total operating expenses	5,978,001	2,512,145				8,117,788

Income (loss) from operations	(2,114,555)	145,430				(1,596,767)

Non-operating income (expense):
Interest expense	(6,896)	(36,355)				(43,251)
Interest and dividend	6,945	-				6,945
Realized gain (loss) on sale of assets	5,057	-				5,057
Other Income (Expense)	32,024	(7,722)				24,302
Total non-operating income (expense)	37,130	(44,077)				(6,947)

Income (loss) from continuing operations before income tax	(2,077,425)	101,353				(1,603,714)

Provision for income tax	-	-				-

Net income (loss)	(2,077,425)	101,353	85,000		457,358	(1,603,714)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	(2,666)	-				(2,666)

Comprehensive income (loss)	$(2,080,091)	$101,353	$85,000		$457,358	$(1,606,380)

Net loss per common share and equivalents -
basic and diluted loss from operations						$(0.09)

Weighted average shares of share capital outstanding
- basic & diluted						17,075,538

Weighted average number of shares used to compute basic and diluted loss per share for the year ended June 30, 2011 is the same since the effect of dilutive securities is anti-dilutive.

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM Holdings, Inc. and Subsidiaries
Significant Notes and Assumptions to Pro-Forma Financial Statements
(Unaudited)

On August 8, 2011, we entered into an Agreement and Plan of Merger with Fidelity Mortgage Company, a Colorado Corporation. At closing Fidelity merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective August 1, 2011. On August 8, 2011, the closing was held for the Merger Agreement with Fidelity.  James Pulsipher and Jared Peterson, as the sole shareholders of Fidelity, received 1,367,210 and 418,504 shares of our common stock, respectively, in the merger transaction in exchange for all the outstanding shares of Fidelity. The common shares issued by us to these shareholders of Fidelity have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The accompanying unaudited pro-forma financial information reflects the financial statements of PSM Holdings, Inc., our wholly-owned subsidiaries PrimeSource Mortgage, Inc. and United Community Mortgage Corporation. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Fidelity as if the transaction occurred on June 30, 2011. The pro-forma adjustments to the statements of operations give effect to the acquisitions as if the transaction occurred on July 1, 2010.

Significant assumptions include:

The shares issued to the owners of Fidelity Mortgage were calculated contractually valued at $1,250,000 based on issuance of 1,785,714 shares of our common stock valued at $0.70 per share which was based on the closing price per share on the date of closing the transaction.

We incurred a non-recurring $10,000 of professional fees for legal and accounting related to the acquisition which is reflected as adjustments to accumulated deficit at June 30, 2011.

We assumed that S,G&A (Selling, general and administrative) expenses would have been reduced by $457,359 for the year ended June 30, 2011 as majority of these costs incurred relating to obtaining warehouse line of credit will not be incurred by Fidelity due to PSM Holdings, Inc. has available access to the warehouse lines of credit.

We assumed that the intangible asset “Customer list” will be amortized over a ten year period. We recorded an amortization expense of $75,000 for the year ended June 30, 2011 in the pro-forma financial statements.

The purchase price was allocated first to record identifiable assets and liabilities at their fair value and the remainder to customer list and goodwill based upon the independent valuation of a mortgage expert. The purchase price was allocated as follows:

FIDELITY MORTGAGE COMPANY
ACQUISITION BALANCE SHEET
AUGUST 1, 2011
(UNAUDITED)

Cash and cash equivalents		$7,795
Accounts receivable		40,929
Property and equipment	636,754
Less Accumulated depreciation	(597,663)
Property and equipment, net		39,091
Total assets acquired		87,814
Liabilities assumed		-
Net assets acquired		87,814
Goodwill		412,186
Customer list		750,000
Total purchase price		$1,250,000

Common stock - 1,785,714 shares		$1,786
Paid in Capital		1,248,214
Total purchase price		$1,250,000

Depreciation of property and equipment has been given effect to the acquisitions as if they occurred on July 1, 2010.

The following reflect the pro-forma adjustments as at June 30, 2011:

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO-FORMA ADJUSTMENTS
JUNE 30, 2011
(UNAUDITED)

A. Fidelity Mortgage:		Debit	Credit
A1	Cash and cash equivalents		$254,980
	Accounts receivable		39,761
	Prepaid expenses		1,800
	Mortgage notes receivable		1,169,812
	Property and equipment		40,298
	Investment property		361,312
	Accounts payable	68,481
	Notes payable	1,027,946
	Bank loan payable	451,293
	Common stock	71,140
	Retained earnings	249,103
	To remove the book value of assets and liabilities of the acquiree.

A2	Cash and cash equivalents	$7,795
	Accounts receivable	40,928
	Property and equipment	39,091
	Goodwill	412,186
	Customer list	750,000
	Common stock		$1,786
	Additional paid in capital		1,248,214
	To record at fair value of assets acquired and liabilities assumed pursuant to the purchase agreement.

A3	Accumulated deficit	$457,358
	Selling, general and administrative expenses		$457,358
	To record selling, general & administrative expenses incurred by acquiree that will not be incurred as result of acquisition by acquiror.

A4	Amortization expense	$75,000
	Accumulated amortization		$75,000
	To record the amortization of customer list for the year ended June 30, 2011.

C. PSM Holdings, Inc.
C1	Accumulated deficit	$10,000
	Cash		$10,000
	To record non-recurring professional fees (acquirer expense) incurred in the acquisitions for the year ended June 30, 2011.

	Total	$3,660,321	$3,660,321

See Unaudited Significant Notes and Assumptions to Pro-forma Financial Statements.